Restricted A-Share Incentive Scheme	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Restricted A-Share Incentive Scheme
43.	RESTRICTED A-SHARE INCENTIVE SCHEME

Pursuant to the share incentive scheme of A Share Company (“the Restricted A-Share Incentive Scheme”), 848,000,000 restricted shares of A Share Company (“Restricted Shares”) were approved for granting to the core employees of the Group and the first batch of 793,861,000 Restricted Shares were subscribed by them (“the Participants”, including certain core employees of the Company’s subsidiaries) on March 21, 2018 (the “Grant Date”) with a subscription price of RMB3.79 per share. The fair value of the Restricted Shares granted under the Restricted A-Share Incentive Scheme is RMB2.34 per share as determined based on the difference between the market price of A Share Company on the Grant Date of RMB6.13 per share and the subscription price of RMB3.79 per share.

The Restricted Shares are subject to various lock-up periods (the “Lock-Up Period”) of approximately 2 years, 3 years and 4 years, respectively, immediately from the Date of Grant. During the Lock-up Period, these shares are not transferrable, nor subject to any guarantee or indemnity. The Restricted Shares shall be unlocked (or repurchased and canceled by the A Share Company) separately in three tranches in proportion of 40%, 30% and 30% of the total number of the Restricted Shares granted upon the expiry of each of the Lock-Up period.

Subject to fulfillment of all service and performance conditions under the Restricted A-Share Incentive Scheme which include the achievement of certain revenue and profit targets of the A Share Company and the Participants’ individual performance appraisal (collectively referred to as “vesting conditions”), the restriction over the Restricted Shares will be removed after the expiry of the corresponding lock-up period for each tranche and the Participants will be fully entitled to these incentive shares, including the dividends declared or received on the underlying shares of A Share Company during the Lock-Up Period. If the vesting conditions are not fulfilled and hence the Restricted Shares cannot be unlocked, the A Share Company shall repurchase the Restricted Shares from the Participants at a repurchase price which shall be determined based on the original subscription price and adjusted for any dividends received during the Lock-up Period.

During the year ended December 31, 2018, no Restricted Shares are considered forfeited or repurchased.

For the year ended December 31, 2018, the Group recognized share-based payment expenses and other reserve of RMB614 million as a result of subscription during the year under the Restricted A-Share Incentive Scheme.

On February 1, 2019, additional 13,156,000 Restricted Shares were subscribed by eligible employees with a subscription price of RMB3.79 per share. The additional Restricted Shares are also subject to various lock-up periods of approximately 2 years, 3 years and 4 years, and similar performance conditions are applicable to the Restricted Shares granted in first and second batch.